UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04775

MFS SERIES TRUST II

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
November 30, 2022
MFS®  Growth Fund
MEG-ANN

MFS® Growth Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Against that backdrop, richly valued, interest rate–sensitive growth equities have been hit particularly hard by rising interest rates. Volatility has ebbed and flowed, driven largely by the market’s focus on the potential for shifts in the trajectory of central bank policy.
There are, however, encouraging signs for the markets. China recently significantly relaxed its zero-COVID policy, and while cases there have increased dramatically, the hope is that an earlier economic reopening may be achieved once the current wave of infections subsides. Meanwhile, unemployment is low and global supply chain bottlenecks are easing. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
January 13, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	11.7%
Amazon.com, Inc.	5.6%
Alphabet, Inc., “A”	5.4%
Apple, Inc.	5.3%
MasterCard, Inc., “A”	3.8%
Visa, Inc., “A”	3.2%
Adobe Systems, Inc.	2.4%
Intuit, Inc.	2.4%
Danaher Corp.	2.4%
Thermo Fisher Scientific, Inc.	2.2%

GICS equity sectors (g)
Information Technology	38.6%
Health Care	16.4%
Consumer Discretionary	9.9%
Communication Services	8.9%
Industrials	7.0%
Financials	7.0%
Materials	3.9%
Consumer Staples	2.3%
Energy	1.4%
Real Estate	1.2%
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of November 30, 2022.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended November 30, 2022, Class A shares of the MFS Growth Fund (fund) provided a total return of -25.55%, at net asset value. This compares with a return of -21.64% for the fund’s benchmark, the Russell 1000® Growth Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. Among the developed market central banks, the Fed was expected to have the most aggressive monetary policy for curbing inflation and the European Central Bank less so, given the growth-depleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Security selection in the information technology sector detracted from performance relative to the Russell 1000® Growth Index, led by the fund’s overweight positions in software company Adobe Systems and financial management solutions provider Intuit and underweight position in computer and personal electronics maker Apple. Although shares of Apple, which comprised a large weight within the index, declined almost 10% during the period, the stock outperformed the Russell 1000 Growth Index, which

Management Review - continued
was down over 21%. The share price of Adobe Systems came under pressure as the company slightly lowered its guidance for financial year revenue and announced its intention to buy design and collaboration tool Figma, leading to uncertainty of the competitive environment.
The stock price of Intuit came under pressure as a result of a significant decrease in its price-to-earnings multiple. A combination of the fund’s underweight position and stock selection in the consumer staples sector further hindered relative returns. Not owning shares of beverages, food and snacks producer PepsiCo and beverage manufacturer Coca-Cola weighed on relative performance. The share price of PepsiCo and Coca-Cola gained during the period as uncertainty over inflation, interest rates and earnings led to a rotation into defensive stocks, such as utilities, healthcare and consumer staples, which tend to have steady demand, even during periods of economic weakness.
Stock selection in the industrials sector also weakened relative returns, although there were no individual securities within this sector, either in the fund or in the benchmark, that were among the fund's top relative detractors for the reporting period. The fund's underweight to strong-performing cyclically geared stocks, such as Lockheed Martin(h), Deere & Co(h), and Caterpillar(h), hindered relative performance.
Other individual stocks that were among the fund’s top relative detractors included its underweight position in internet TV shows and movie subscription services provider Netflix(h) and overweight position in internet retailer Amazon.com. The fund’s holdings of online gaming services provider Sea(b)(h) (Singapore), and not owning shares of strong-performing pharmaceutical companies Abbvie and Eli Lily, further dampened relative performance. The share price of Eli Lilly benefited from impressive trial results of its weight loss treatment, SURMOUNT-1, and positive contribution from COVID-19 antibody revenues.
Contributors to Performance
The fund’s underweight position in the consumer discretionary sector, and overweight position in the financials sector, benefited relative performance. Within the consumer discretionary sector, not holding shares of weak-performing electric vehicle manufacturer Tesla supported relative returns. Tesla stock declined due to uncertainty over production shutdowns at its Shanghai plant, reduced vehicle deliveries and increasing competitive concerns. Within the financials sector, the fund's overweight position in financial services provider Charles Schwab enhanced relative performance. The stock price of Charles Schwab rose as the company reported favorable net interest margins and announced that it would lower its tier 1 capital requirement levels, potentially freeing up capital for other uses, such as share buybacks.
Stocks in other sectors that supported relative performance included the fund’s overweight positions in debit and credit transaction processing company Mastercard, biotechnology company Vertex Pharmaceuticals, digital payments services provider Visa and construction materials company Vulcan Materials. The stock price of Vulcan Materials advanced as the company posted higher sales for aggregates, asphalt and concrete and increased overall prices to stay in front of inflation pressures. Vulcan Materials also raised its long-term profitability targets, which further benefited the stock. The fund’s holdings of medical devices maker Boston Scientific(b) and electronic instruments manufacturer Ametek(b), and its underweight position in social

Management Review - continued
networking service provider Meta Platforms(h), were also among the top relative contributors for the period. The fund’s avoidance of weak-performing global semiconductor company Advanced Micro Devices also helped.
The fund’s cash and/or cash equivalents position during the period was another contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the fund’s benchmark, holding cash benefited performance versus the benchmark, which has no cash position.
Respectfully,
Portfolio Manager(s)
Eric Fischman, Paul Gordon, and Bradford Mak
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 11/30/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 11/30/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	9/13/93	(25.55)%	10.83%	13.51%
B	12/29/86	(26.12)%	10.00%	12.66%
C	4/01/96	(26.11)%	10.00%	12.66%
I	1/02/97	(25.37)%	11.10%	13.79%
R1	4/01/05	(26.12)%	9.99%	12.65%
R2	10/31/03	(25.74)%	10.55%	13.22%
R3	4/01/05	(25.56)%	10.82%	13.50%
R4	4/01/05	(25.37)%	11.10%	13.79%
R6	8/26/11	(25.30)%	11.20%	13.89%
Comparative benchmark(s)
Russell 1000® Growth Index (f)	(21.64)%	12.92%	15.01%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(29.83)%	9.52%	12.84%
B With CDSC (Declining over six years from 4% to 0%) (v)	(28.97)%	9.72%	12.66%
C With CDSC (1% for 12 months) (v)	(26.82)%	10.00%	12.66%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 1000® Growth Index(h) – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
June 1, 2022 through November 30, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2022 through November 30, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 6/01/22	Ending Account Value 11/30/22	Expenses Paid During Period (p) 6/01/22-11/30/22
A	Actual	0.86%	$1,000.00	$960.18	$4.23
	Hypothetical (h)	0.86%	$1,000.00	$1,020.76	$4.36
B	Actual	1.61%	$1,000.00	$956.52	$7.90
	Hypothetical (h)	1.61%	$1,000.00	$1,017.00	$8.14
C	Actual	1.61%	$1,000.00	$956.61	$7.90
	Hypothetical (h)	1.61%	$1,000.00	$1,017.00	$8.14
I	Actual	0.61%	$1,000.00	$961.34	$3.00
	Hypothetical (h)	0.61%	$1,000.00	$1,022.01	$3.09
R1	Actual	1.61%	$1,000.00	$956.50	$7.90
	Hypothetical (h)	1.61%	$1,000.00	$1,017.00	$8.14
R2	Actual	1.11%	$1,000.00	$958.94	$5.45
	Hypothetical (h)	1.11%	$1,000.00	$1,019.50	$5.62
R3	Actual	0.86%	$1,000.00	$960.10	$4.23
	Hypothetical (h)	0.86%	$1,000.00	$1,020.76	$4.36
R4	Actual	0.61%	$1,000.00	$961.31	$3.00
	Hypothetical (h)	0.61%	$1,000.00	$1,022.01	$3.09
R6	Actual	0.51%	$1,000.00	$961.84	$2.51
	Hypothetical (h)	0.51%	$1,000.00	$1,022.51	$2.59
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
11/30/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 96.6%
Apparel Manufacturers – 0.7%
LVMH Moet Hennessy Louis Vuitton SE	305,809	$236,775,896
Brokerage & Asset Managers – 2.4%
Charles Schwab Corp.	5,770,480	$476,295,419
CME Group, Inc.	2,004,187	353,739,006
		$830,034,425
Business Services – 6.1%
CoStar Group, Inc. (a)	5,109,896	$414,105,972
Equifax, Inc.	1,426,625	281,572,976
MSCI, Inc.	1,442,410	732,499,070
TransUnion	2,183,282	137,721,429
Verisk Analytics, Inc., “A”	3,073,979	564,720,682
		$2,130,620,129
Computer Software – 20.1%
Adobe Systems, Inc. (a)	2,472,729	$852,918,414
Atlassian Corp. (a)	621,110	81,707,021
Autodesk, Inc. (a)	961,894	194,254,493
Black Knight, Inc. (a)	1,377,760	85,407,343
Bumble, Inc., “A” (a)	1,527,865	37,218,791
Cadence Design Systems, Inc. (a)	1,810,409	311,462,764
Intuit, Inc.	2,088,325	851,180,387
Microsoft Corp.	16,128,858	4,115,116,830
Salesforce, Inc. (a)	2,017,759	323,345,880
Synopsys, Inc. (a)	579,158	196,647,307
		$7,049,259,230
Computer Software - Systems – 6.7%
Apple, Inc.	12,552,422	$1,858,135,029
Block, Inc., “A” (a)	1,433,954	97,179,062
ServiceNow, Inc. (a)	921,613	383,667,492
Shopify, Inc. (a)	522,739	21,369,570
		$2,360,351,153
Construction – 3.1%
Sherwin-Williams Co.	2,052,231	$511,374,920
Vulcan Materials Co.	3,226,820	591,572,911
		$1,102,947,831

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 2.3%
Colgate-Palmolive Co.	4,786,930	$370,891,336
Estee Lauder Cos., Inc., “A”	1,900,072	448,017,977
		$818,909,313
Electrical Equipment – 2.1%
AMETEK, Inc.	2,925,723	$416,681,470
Johnson Controls International PLC	4,811,069	319,647,424
		$736,328,894
Electronics – 4.2%
Applied Materials, Inc.	1,049,971	$115,076,822
ASML Holding N.V., ADR	628,579	382,251,461
Lam Research Corp.	602,121	284,429,918
NVIDIA Corp.	4,138,804	700,409,801
		$1,482,168,002
Energy - Independent – 1.3%
EOG Resources, Inc.	1,587,556	$225,321,823
Hess Corp.	1,709,760	246,051,562
		$471,373,385
Gaming & Lodging – 1.2%
Hilton Worldwide Holdings, Inc.	2,858,154	$407,629,923
General Merchandise – 0.5%
Dollar Tree, Inc. (a)	1,170,710	$175,946,006
Health Maintenance Organizations – 1.9%
UnitedHealth Group, Inc.	1,242,988	$680,859,107
Insurance – 2.1%
Aon PLC	1,795,552	$553,532,771
Arthur J. Gallagher & Co.	869,468	173,119,773
		$726,652,544
Internet – 8.2%
Alphabet, Inc., “A” (a)	18,941,335	$1,912,885,422
Alphabet, Inc., “C” (a)	5,688,398	577,087,977
Gartner, Inc. (a)	679,325	238,015,100
Match Group, Inc. (a)	2,950,749	149,189,869
		$2,877,178,368

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Leisure & Toys – 1.3%
Electronic Arts, Inc.	2,602,133	$340,306,954
Take-Two Interactive Software, Inc. (a)	1,151,124	121,662,295
		$461,969,249
Medical & Health Technology & Services – 1.0%
ICON PLC (a)	1,361,522	$293,326,300
Veeva Systems, Inc. (a)	202,667	38,579,690
		$331,905,990
Medical Equipment – 10.0%
Abbott Laboratories	5,866,583	$631,126,999
Agilent Technologies, Inc.	723,282	112,094,244
Becton, Dickinson and Co.	1,089,720	271,710,785
Boston Scientific Corp. (a)	14,063,880	636,671,848
Danaher Corp.	3,075,718	840,932,058
Edwards Lifesciences Corp. (a)	1,431,719	110,600,293
STERIS PLC	813,964	151,185,673
Thermo Fisher Scientific, Inc.	1,381,675	774,041,969
		$3,528,363,869
Other Banks & Diversified Financials – 7.5%
American Express Co.	1,106,717	$174,407,532
Mastercard, Inc., “A”	3,737,299	1,331,973,364
Visa, Inc., “A”	5,194,286	1,127,160,062
		$2,633,540,958
Pharmaceuticals – 3.5%
Regeneron Pharmaceuticals, Inc. (a)	322,944	$242,757,005
Vertex Pharmaceuticals, Inc. (a)	1,828,767	578,621,879
Zoetis, Inc.	2,622,021	404,158,317
		$1,225,537,201
Railroad & Shipping – 0.9%
Canadian Pacific Railway Ltd.	4,032,851	$330,330,825
Restaurants – 0.6%
Chipotle Mexican Grill, Inc., “A” (a)	128,431	$208,952,100
Specialty Chemicals – 0.7%
Air Products & Chemicals, Inc.	830,970	$257,733,655

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – 7.0%
Amazon.com, Inc. (a)	20,352,266	$1,964,807,760
Lululemon Athletica, Inc. (a)	523,238	198,992,644
O'Reilly Automotive, Inc. (a)	336,341	290,780,248
		$2,454,580,652
Telecommunications - Wireless – 1.2%
American Tower Corp., REIT	1,904,177	$421,299,161
Total Common Stocks (Identified Cost, $19,092,005,441)		$33,941,247,866
Investment Companies (h) – 3.3%
Money Market Funds – 3.3%
MFS Institutional Money Market Portfolio, 3.67% (v) (Identified Cost, $1,160,214,449)	1,160,220,588	$1,160,220,588

Other Assets, Less Liabilities – 0.1%		25,203,932
Net Assets – 100.0%		$35,126,672,386

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,160,220,588 and $33,941,247,866, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 11/30/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $19,092,005,441)	$33,941,247,866
Investments in affiliated issuers, at value (identified cost, $1,160,214,449)	1,160,220,588
Cash	63,107
Foreign currency, at value (identified cost, $1,752)	1,752
Receivables for
Fund shares sold	51,328,250
Dividends	20,463,504
Other assets	30
Total assets	$35,173,325,097
Liabilities
Payables for
Fund shares reacquired	$37,543,793
Payable to affiliates
Investment adviser	907,261
Administrative services fee	3,502
Shareholder servicing costs	7,196,320
Distribution and service fees	144,237
Payable for independent Trustees' compensation	1,927
Accrued expenses and other liabilities	855,671
Total liabilities	$46,652,711
Net assets	$35,126,672,386
Net assets consist of
Paid-in capital	$19,857,488,066
Total distributable earnings (loss)	15,269,184,320
Net assets	$35,126,672,386
Shares of beneficial interest outstanding	252,511,023

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$7,184,375,752	54,465,972	$131.91
Class B	72,392,286	724,762	99.88
Class C	474,613,824	4,795,289	98.98
Class I	10,891,297,713	76,311,096	142.72
Class R1	19,327,159	194,453	99.39
Class R2	148,739,076	1,215,278	122.39
Class R3	1,284,376,425	9,793,037	131.15
Class R4	945,219,824	6,829,392	138.40
Class R6	14,106,330,327	98,181,744	143.68

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $139.96 [100 / 94.25 x $131.91]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 11/30/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$209,172,542
Dividends from affiliated issuers	12,889,870
Other	398,438
Income on securities loaned	9,167
Foreign taxes withheld	(925,156)
Total investment income	$221,544,861
Expenses
Management fee	$188,145,444
Distribution and service fees	31,406,207
Shareholder servicing costs	24,639,332
Administrative services fee	660,801
Independent Trustees' compensation	119,853
Custodian fee	518,482
Shareholder communications	1,839,245
Audit and tax fees	77,290
Legal fees	164,956
Miscellaneous	1,203,496
Total expenses	$248,775,106
Fees paid indirectly	(2,911)
Reduction of expenses by investment adviser and distributor	(5,381,250)
Net expenses	$243,390,945
Net investment income (loss)	$(21,846,084)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$1,007,712,942
Affiliated issuers	(29,003)
Foreign currency	89,103
Net realized gain (loss)	$1,007,773,042
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(13,097,744,574)
Affiliated issuers	6,140
Translation of assets and liabilities in foreign currencies	(3)
Net unrealized gain (loss)	$(13,097,738,437)
Net realized and unrealized gain (loss)	$(12,089,965,395)
Change in net assets from operations	$(12,111,811,479)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	11/30/22	11/30/21
Change in net assets
From operations
Net investment income (loss)	$(21,846,084)	$(102,250,999)
Net realized gain (loss)	1,007,773,042	1,788,455,984
Net unrealized gain (loss)	(13,097,738,437)	8,195,893,686
Change in net assets from operations	$(12,111,811,479)	$9,882,098,671
Total distributions to shareholders	$(1,175,002,726)	$(1,530,458,681)
Change in net assets from fund share transactions	$138,730,861	$1,007,526,854
Total change in net assets	$(13,148,083,344)	$9,359,166,844
Net assets
At beginning of period	48,274,755,730	38,915,588,886
At end of period	$35,126,672,386	$48,274,755,730
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$181.87	$150.94	$117.66	$99.45	$92.03
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.38)	$(0.72)	$(0.43)	$(0.20)	$(0.15)
Net realized and unrealized gain (loss)	(44.93)	37.82	35.54	22.39	10.27
Total from investment operations	$(45.31)	$37.10	$35.11	$22.19	$10.12
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(4.65)	(6.17)	(1.83)	(3.98)	(2.70)
Total distributions declared to shareholders	$(4.65)	$(6.17)	$(1.83)	$(3.98)	$(2.70)
Net asset value, end of period (x)	$131.91	$181.87	$150.94	$117.66	$99.45
Total return (%) (r)(s)(t)(x)	(25.55)	25.49	30.25	23.50	11.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.84	0.87	0.91	0.92
Expenses after expense reductions (f)	0.84	0.83	0.86	0.89	0.91
Net investment income (loss)	(0.26)	(0.44)	(0.33)	(0.19)	(0.15)
Portfolio turnover	16	14	27	11	18
Net assets at end of period (000 omitted)	$7,184,376	$10,189,594	$8,386,539	$6,356,476	$5,237,495
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$139.87	$118.32	$93.30	$80.30	$75.36
Income (loss) from investment operations
Net investment income (loss) (d)	$(1.13)	$(1.51)	$(1.09)	$(0.79)	$(0.72)
Net realized and unrealized gain (loss)	(34.21)(g)	29.23(g)	27.94	17.77	8.36
Total from investment operations	$(35.34)	$27.72	$26.85	$16.98	$7.64
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(4.65)	(6.17)	(1.83)	(3.98)	(2.70)
Total distributions declared to shareholders	$(4.65)	$(6.17)	$(1.83)	$(3.98)	$(2.70)
Net asset value, end of period (x)	$99.88	$139.87	$118.32	$93.30	$80.30
Total return (%) (r)(s)(t)(x)	(26.12)	24.55	29.28	22.57	10.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.59	1.62	1.66	1.67
Expenses after expense reductions (f)	1.59	1.58	1.61	1.65	1.66
Net investment income (loss)	(1.03)	(1.19)	(1.08)	(0.94)	(0.90)
Portfolio turnover	16	14	27	11	18
Net assets at end of period (000 omitted)	$72,392	$134,456	$144,007	$148,633	$143,299

Class C	Year ended
	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$138.64	$117.33	$92.54	$79.68	$74.80
Income (loss) from investment operations
Net investment income (loss) (d)	$(1.11)	$(1.50)	$(1.09)	$(0.79)	$(0.72)
Net realized and unrealized gain (loss)	(33.90)(g)	28.98(g)	27.71	17.63	8.30
Total from investment operations	$(35.01)	$27.48	$26.62	$16.84	$7.58
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(4.65)	(6.17)	(1.83)	(3.98)	(2.70)
Total distributions declared to shareholders	$(4.65)	$(6.17)	$(1.83)	$(3.98)	$(2.70)
Net asset value, end of period (x)	$98.98	$138.64	$117.33	$92.54	$79.68
Total return (%) (r)(s)(t)(x)	(26.11)	24.55	29.27	22.57	10.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.59	1.62	1.66	1.67
Expenses after expense reductions (f)	1.59	1.58	1.61	1.65	1.66
Net investment income (loss)	(1.02)	(1.19)	(1.08)	(0.95)	(0.91)
Portfolio turnover	16	14	27	11	18
Net assets at end of period (000 omitted)	$474,614	$789,808	$782,492	$642,321	$571,273
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$195.92	$161.75	$125.65	$105.67	$97.44
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.33)	$(0.13)	$0.06	$0.10
Net realized and unrealized gain (loss)	(48.53)	40.67	38.06	23.90	10.88
Total from investment operations	$(48.55)	$40.34	$37.93	$23.96	$10.98
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$(0.05)
From net realized gain	(4.65)	(6.17)	(1.83)	(3.98)	(2.70)
Total distributions declared to shareholders	$(4.65)	$(6.17)	$(1.83)	$(3.98)	$(2.75)
Net asset value, end of period (x)	$142.72	$195.92	$161.75	$125.65	$105.67
Total return (%) (r)(s)(t)(x)	(25.37)	25.80	30.57	23.80	11.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.59	0.62	0.66	0.67
Expenses after expense reductions (f)	0.59	0.58	0.61	0.65	0.67
Net investment income (loss)	(0.01)	(0.19)	(0.09)	0.05	0.09
Portfolio turnover	16	14	27	11	18
Net assets at end of period (000 omitted)	$10,891,298	$14,295,870	$10,792,898	$6,082,950	$4,281,671
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$139.21	$117.78	$92.89	$79.97	$75.07
Income (loss) from investment operations
Net investment income (loss) (d)	$(1.10)	$(1.51)	$(1.09)	$(0.80)	$(0.73)
Net realized and unrealized gain (loss)	(34.07)(g)	29.11(g)	27.81	17.70	8.33
Total from investment operations	$(35.17)	$27.60	$26.72	$16.90	$7.60
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(4.65)	(6.17)	(1.83)	(3.98)	(2.70)
Total distributions declared to shareholders	$(4.65)	$(6.17)	$(1.83)	$(3.98)	$(2.70)
Net asset value, end of period (x)	$99.39	$139.21	$117.78	$92.89	$79.97
Total return (%) (r)(s)(t)(x)	(26.12)	24.56	29.27	22.56	10.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.59	1.62	1.66	1.67
Expenses after expense reductions (f)	1.59	1.58	1.61	1.65	1.67
Net investment income (loss)	(1.01)	(1.19)	(1.08)	(0.95)	(0.91)
Portfolio turnover	16	14	27	11	18
Net assets at end of period (000 omitted)	$19,327	$27,400	$26,527	$23,888	$18,657

Class R2	Year ended
	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$169.50	$141.43	$110.63	$93.99	$87.34
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.69)	$(1.06)	$(0.71)	$(0.44)	$(0.38)
Net realized and unrealized gain (loss)	(41.77)	35.30	33.34	21.06	9.73
Total from investment operations	$(42.46)	$34.24	$32.63	$20.62	$9.35
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(4.65)	(6.17)	(1.83)	(3.98)	(2.70)
Total distributions declared to shareholders	$(4.65)	$(6.17)	$(1.83)	$(3.98)	$(2.70)
Net asset value, end of period (x)	$122.39	$169.50	$141.43	$110.63	$93.99
Total return (%) (r)(s)(t)(x)	(25.74)	25.17	29.93	23.18	10.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.09	1.12	1.16	1.17
Expenses after expense reductions (f)	1.09	1.08	1.11	1.15	1.17
Net investment income (loss)	(0.52)	(0.69)	(0.58)	(0.45)	(0.41)
Portfolio turnover	16	14	27	11	18
Net assets at end of period (000 omitted)	$148,739	$219,795	$189,821	$170,298	$167,295
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$180.86	$150.14	$117.05	$98.96	$91.59
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.38)	$(0.72)	$(0.43)	$(0.21)	$(0.15)
Net realized and unrealized gain (loss)	(44.68)	37.61	35.35	22.28	10.22
Total from investment operations	$(45.06)	$36.89	$34.92	$22.07	$10.07
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(4.65)	(6.17)	(1.83)	(3.98)	(2.70)
Total distributions declared to shareholders	$(4.65)	$(6.17)	$(1.83)	$(3.98)	$(2.70)
Net asset value, end of period (x)	$131.15	$180.86	$150.14	$117.05	$98.96
Total return (%) (r)(s)(t)(x)	(25.56)	25.49	30.25	23.49	11.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.84	0.87	0.91	0.92
Expenses after expense reductions (f)	0.84	0.83	0.86	0.90	0.92
Net investment income (loss)	(0.26)	(0.44)	(0.33)	(0.20)	(0.16)
Portfolio turnover	16	14	27	11	18
Net assets at end of period (000 omitted)	$1,284,376	$1,756,756	$1,275,468	$836,994	$692,419
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$190.14	$157.15	$122.13	$102.83	$94.92
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.31)	$(0.11)	$0.06	$0.09
Net realized and unrealized gain (loss)	(47.06)	39.47	36.96	23.22	10.61
Total from investment operations	$(47.09)	$39.16	$36.85	$23.28	$10.70
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$(0.09)
From net realized gain	(4.65)	(6.17)	(1.83)	(3.98)	(2.70)
Total distributions declared to shareholders	$(4.65)	$(6.17)	$(1.83)	$(3.98)	$(2.79)
Net asset value, end of period (x)	$138.40	$190.14	$157.15	$122.13	$102.83
Total return (%) (r)(s)(t)(x)	(25.37)	25.80	30.57	23.80	11.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.59	0.62	0.66	0.67
Expenses after expense reductions (f)	0.59	0.58	0.61	0.65	0.67
Net investment income (loss)	(0.02)	(0.18)	(0.08)	0.05	0.09
Portfolio turnover	16	14	27	11	18
Net assets at end of period (000 omitted)	$945,220	$1,373,778	$1,827,808	$1,090,857	$965,078
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$197.02	$162.46	$126.09	$105.93	$97.68
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$(0.16)	$(0.00)(w)	$0.17	$0.20
Net realized and unrealized gain (loss)	(48.82)	40.89	38.20	23.97	10.91
Total from investment operations	$(48.69)	$40.73	$38.20	$24.14	$11.11
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$(0.16)
From net realized gain	(4.65)	(6.17)	(1.83)	(3.98)	(2.70)
Total distributions declared to shareholders	$(4.65)	$(6.17)	$(1.83)	$(3.98)	$(2.86)
Net asset value, end of period (x)	$143.68	$197.02	$162.46	$126.09	$105.93
Total return (%) (r)(s)(t)(x)	(25.30)	25.93	30.68	23.92	11.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.51	0.49	0.54	0.57	0.58
Expenses after expense reductions (f)	0.50	0.48	0.53	0.56	0.57
Net investment income (loss)	0.08	(0.09)	(0.00)(w)	0.15	0.19
Portfolio turnover	16	14	27	11	18
Net assets at end of period (000 omitted)	$14,106,330	$19,487,299	$15,490,030	$9,349,964	$6,930,516

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Growth Fund (the fund) is a diversified series of MFS Series Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the

Notes to Financial Statements  - continued
“valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

Notes to Financial Statements  - continued
an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of November 30, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$32,970,520,114	$—	$—	$32,970,520,114
Netherlands	382,251,461	—	—	382,251,461
Canada	351,700,395	—	—	351,700,395
France	—	236,775,896	—	236,775,896
Mutual Funds	1,160,220,588	—	—	1,160,220,588
Total	$34,864,692,558	$236,775,896	$—	$35,101,468,454
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to

Notes to Financial Statements  - continued
purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At November 30, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended November 30, 2022, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the

Notes to Financial Statements  - continued
applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and redemptions in-kind.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 11/30/22	Year ended 11/30/21
Long-term capital gains	$1,175,002,726	$1,530,458,681
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 11/30/22
Cost of investments	$20,291,653,994
Gross appreciation	15,680,539,381
Gross depreciation	(870,724,921)
Net unrealized appreciation (depreciation)	$14,809,814,460
Undistributed long-term capital gain	459,371,776
Other temporary differences	(1,916)
Total distributable earnings (loss)	$15,269,184,320
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 11/30/22	Year ended 11/30/21
Class A	$260,330,429	$342,596,777
Class B	4,448,805	7,377,927
Class C	26,444,402	40,596,507
Class I	338,815,507	413,862,305
Class R1	903,068	1,371,851
Class R2	5,955,313	8,240,387
Class R3	45,058,649	53,289,621
Class R4	33,566,750	69,206,720
Class R6	459,479,803	593,916,586
Total	$1,175,002,726	$1,530,458,681
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion and up to $5 billion	0.60%
In excess of $5 billion and up to $10 billion	0.55%
In excess of $10 billion and up to $20 billion	0.50%
In excess of $20 billion and up to $30 billion	0.45%
In excess of $30 billion and up to $40 billion	0.40%
In excess of $40 billion and up to $50 billion	0.38%
In excess of $50 billion	0.36%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until March 31, 2024. For the year ended November 30, 2022, this management fee reduction amounted to $5,359,685, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended November 30, 2022 was equivalent to an annual effective rate of 0.48% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,168,617 for the year ended November 30, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Notes to Financial Statements  - continued
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 20,163,746
Class B	0.75%	0.25%	1.00%	1.00%	940,896
Class C	0.75%	0.25%	1.00%	1.00%	5,755,109
Class R1	0.75%	0.25%	1.00%	1.00%	214,782
Class R2	0.25%	0.25%	0.50%	0.50%	846,442
Class R3	—	0.25%	0.25%	0.25%	3,485,232
Total Distribution and Service Fees					$31,406,207
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended November 30, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended November 30, 2022, this rebate amounted to $21,200, $15, 105, and $245 for Class A, Class B, and Class C, and Class R3 shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended November 30, 2022, were as follows:
Amount
Class A	$82,157
Class B	51,219
Class C	47,696
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended November 30, 2022, the fee was $1,918,855, which equated to 0.0050% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing

Notes to Financial Statements  - continued
costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended November 30, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $22,720,477.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2022 was equivalent to an annual effective rate of 0.0017% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,174 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended November 30, 2022. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $1,913 at November 30, 2022, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended November 30, 2022, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $24,541,180 and $5,004,747, respectively. The sales transactions resulted in net realized gains (losses) of $(38,094).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended November 30, 2022, this reimbursement amounted to $391,839, which is included in “Other” income in the Statement of Operations.

Notes to Financial Statements  - continued
(4) Portfolio Securities
For the year ended November 30, 2022, purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $5,904,913,650 and $6,883,555,521, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 11/30/22		Year ended 11/30/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,318,300	$775,979,315	6,646,976	$1,076,699,933
Class B	4,127	496,039	14,288	1,765,759
Class C	519,226	57,587,193	731,969	91,124,785
Class I	23,159,797	3,556,239,501	22,238,699	4,034,819,955
Class R1	36,627	3,927,877	28,307	3,532,452
Class R2	278,192	37,133,996	351,136	53,157,019
Class R3	1,856,663	265,356,280	3,282,984	524,091,472
Class R4	1,274,005	186,356,772	2,374,296	389,229,279
Class R6	19,913,784	3,080,060,362	21,569,092	3,758,315,130
	52,360,721	$7,963,137,335	57,237,747	$9,932,735,784
Shares issued to shareholders in reinvestment of distributions
Class A	1,370,690	$241,172,488	2,117,648	$316,294,948
Class B	31,853	4,274,743	61,408	7,095,519
Class C	188,225	25,030,099	334,500	38,321,639
Class I	1,677,865	318,660,037	2,396,301	384,643,744
Class R1	6,763	903,068	11,917	1,371,726
Class R2	35,998	5,891,065	58,079	8,106,831
Class R3	257,564	45,058,332	356,892	53,086,150
Class R4	177,450	32,680,958	438,728	68,017,665
Class R6	2,329,723	445,000,356	3,534,753	570,193,941
	6,076,131	$1,118,671,146	9,310,226	$1,447,132,163

Notes to Financial Statements  - continued
	Year ended 11/30/22		Year ended 11/30/21
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(8,248,906)	$(1,179,198,870)	(8,299,590)	$(1,346,415,838)
Class B	(272,499)	(29,697,149)	(331,554)	(41,767,773)
Class C	(1,608,942)	(175,548,418)	(2,038,917)	(250,446,046)
Class I	(21,493,056)	(3,298,239,404)	(18,394,425)	(3,234,106,236)
Class R1	(45,770)	(5,046,438)	(68,607)	(8,480,983)
Class R2	(395,604)	(53,057,497)	(454,703)	(69,226,324)
Class R3	(2,034,492)	(295,943,714)	(2,421,932)	(394,070,437)
Class R4	(1,847,219)	(292,264,439)	(7,218,762)	(1,218,400,160)
Class R6	(22,974,106)	(3,614,081,691)	(21,536,414)	(3,809,427,296)
	(58,920,594)	$(8,943,077,620)	(60,764,904)	$(10,372,341,093)
Net change
Class A	(1,559,916)	$(162,047,067)	465,034	$46,579,043
Class B	(236,519)	(24,926,367)	(255,858)	(32,906,495)
Class C	(901,491)	(92,931,126)	(972,448)	(120,999,622)
Class I	3,344,606	576,660,134	6,240,575	1,185,357,463
Class R1	(2,380)	(215,493)	(28,383)	(3,576,805)
Class R2	(81,414)	(10,032,436)	(45,488)	(7,962,474)
Class R3	79,735	14,470,898	1,217,944	183,107,185
Class R4	(395,764)	(73,226,709)	(4,405,738)	(761,153,216)
Class R6	(730,599)	(89,020,973)	3,567,431	519,081,775
	(483,742)	$138,730,861	5,783,069	$1,007,526,854
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund and the MFS Moderate Allocation Fund were the owners of record of approximately 2% and 1% of the value of outstanding voting shares of the fund. In addition, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, the MFS Lifetime Income Fund, and the MFS Managed Wealth Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks

Notes to Financial Statements  - continued
under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended November 30, 2022, the fund’s commitment fee and interest expense were $173,269 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$475,301,471	$3,152,773,983	$2,467,832,003	$(29,003)	$6,140	$1,160,220,588

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$12,889,870	$—
(8) Redemptions In-Kind
On each of the dates listed below, the fund recorded a redemption in-kind of portfolio securities and cash. The redeeming shareholder generally received a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain for the fund, which is included in Net realized gain (loss) in the Statement of Operations. For tax purposes, no gains or losses were recognized with respect to the portfolio securities redeemed in-kind.
Redemption in-kind Date	Portfolio Securities and Cash Amount	Realized Gain (Loss)
February 10, 2022	$109,005,731	$78,068,853
February 22, 2022	$632,967,560	$437,435,536
September 29, 2022	$46,514,395	$27,756,512
(9) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the

Notes to Financial Statements  - continued
United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(10) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust II and the shareholders of
MFS Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Growth Fund (the “Fund”), including the portfolio of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 13, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of January 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Eric Fischman Paul Gordon Bradford Mak

Board Review of Investment Advisory Agreement
MFS Growth Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, $5 billion, $10 billion, $20 billion, $30 billion, $40 billion, and $50 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The

Board Review of Investment Advisory Agreement - continued
Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $1,306,590,000 as capital gain dividends paid during the fiscal year.

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the series of the Registrant (the series referred to as the "Fund"). The tables below set forth the audit fees billed to the Fund as well as fees for non- audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended November 30, 2022 and 2021, audit fees billed to the Fund by Deloitte were as follows:

Fees billed by Deloitte:		Audit Fees
	2022	2021

MFS Growth Fund	60,259	57,213

For the fiscal years ended November 30, 2022 and 2021, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2022	2021	2022	2021	2022	2021
To MFS Growth Fund	0	0	400	7,761	0	0

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2022	2021	2022	2021	2022	2021
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Growth Fund*

Fees Billed by Deloitte:			Aggregate Fees for Non-audit Services
				2022		2021
To MFS Growth Fund, MFS and MFS Related Entities#				4,190		13,151

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or

240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST II

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: January 13, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: January 13, 2023

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: January 13, 2023

* Print name and title of each signing officer under his or her signature.